ECOLOMONDO
LETTRE D'INTENTION

Le présent document est en date effective du 25 mars, 2016

Lettre d'intention de coentreprise pour une usine clé en main

Entre :

CVE ABITIBI INC. société dument incorporée en vertu de la Loi (Canadienne) sur les Sociétés par Actions ayant une principale place d'affaires au ______________________________ ______ ,et représentée au présentes par M. Marc Périgny dûment autorisé à signer aux termes d'une résolution attachée au présent document (ci-après désignée la « Compagnie »);

ET

Ecolomondo Corporation Inc. société dument incorporée en vertu de la Loi Canadienne sur les Sociétés par actions, ayant sa principale place d'affaires au 3435 boulevard Pitfield H4S 1H7 représentée aux présentes par M. Eliot Sorella. (ci-après désignée « Ecolomondo »), au nom d'une entité à être formée

(Ci-après désignées collectivement « les Parties »)

Cette Lettre d'intention (ci-après désignée « L.I. ») énonce les termes et conditions selon lesquels Ecolomondo accepte de vendre une usine clé en main de Procédé Thermal de Décomposition (« PDT ») qui sera localisée à Malartic, (ci-après désignée la « Transaction ») à une coentreprise composée de la Compagnie et d'une filiale détenue en parts entières par Ecolomondo.

La présente L.I. prendra effet lorsque les conditions suivantes auront été satisfaites par les Parties :

a) Cette L.I. est retournée dûment signée, et;
b) Les frais d'engagement décrits à l'article 7 ci-après sont payés.

Les Parties conviennent que la présente L.I. sera la base de l'Entente d'acquisition forfaitaire, incluant tous les documents accessoires et nécessaires (ci-après désignées les « Documents de transaction »), afin de donner acte aux intentions des Parties contenues aux présentes. Les Parties conviennent que la date de clôture de la transaction sera au plus tard le 30 septembre 2016, (ci-après la « date de clôture »), sinon la présente L.I. sera résiliée conformément à l'article 14 des présentes.

1. **Transaction**

Les Parties conviennent que la Transaction sera conclue conformément aux conditions suivantes:

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a) Ecolomondo s'engage à fournir toute la documentation, l'expertise et les services décrits dans la présente L.I., qui sont nécessaires pour l'acquisition de l'usine clé en main localisée à Malartic (ci-après « l'Usine »). L'Usine inclura deux (2) réacteurs, permettant le traitement annuel de douze mille (12 000) tonnes courtes. La description de l'Usine est énoncée à l'Annexe A de la présente L.I. .

b) Ecolomondo aidera pour l'obtention du financement, qui pourrait atteindre jusqu'à 85% du Prix de vente de l'Usine, conditionnellement à ce que la coentreprise puisse satisfaire toutes les exigences et remplir toutes les conditions imposées par le prêteur.

c) Ecolomondo assistera la coentreprise dans l'évaluation, des points techniques et des perspectives d'affaires, d'un emplacement approprié pour l'Usine. En aucun temps, Ecolomondo ne pourra être tenu responsable pour les recommandations, avis ou conseils prodigués ou découlant de l'évaluation de la faisabilité du projet et pour toute décision de la coentreprise concernant l'emplacement, le financement, et les risques d'affaires.

d) Ecolomondo fournira à la coentreprise les plans de conception de l'Usine et les informations techniques des équipements requis pour supporter les demandes de permis d'opération d'une usine PDT auprès des autorités gouvernementales compétentes.

e) Advenant que la coentreprise juge que l'Usine est économiquement viable et désire procéder à l'achat et à la construction d'une usine PDT, la coentreprise s'engage alors à procéder à la signature d'une Entente d'acquisition forfaitaire avec Ecolomondo pour l'acquisition d'une usine PDT clé en main de deux (2) réacteurs, à être localisée à Malartic.

f) La Compagnie reconnaît que le contrat d'acquisition de l'usine PDT suivra la forme d'entente clé en main choisie par Ecolomondo, avec les termes et conditions acceptable à chaque partie et contenant, entre autres, les termes et conditions contenus dans la section 3 de la présente L.I. .

2. **Prix de vente**

a) En contrepartie d'une usine PDT clé en main de deux (2) réacteurs décrite à l'Annexe A, la coentreprise convient et s'engage à payer la somme de dix-neuf million sept cent cinquante USD (US 19 750 000 $) (ci-après désigné le « Prix de vente »). Le Prix de vente est établi en fonction des dessins standards d'usine PDT et est sujet aux ajustements reflétant les écarts des dessins standards requis par la coentreprise avant

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la signature du contrat d'acquisition. Le Prix de vente n'inclus pas les taxes de ventes applicables qui devront être assumés par la coentreprise. Le Prix de vente inclut une allocation pour les frais de transport, d'entreposage et de logistique au montant de trois cents mille USD (US 300 000,$). Advenant que l'allocation de transport, d'entreposage et de logistique soit insuffisante, la coentreprise assumera la différence de coûts. Advenant que l'Entente d'acquisition forfaitaire et l'Avis de procéder aux travaux ne sont pas signés à l'intérieur d'un délai de douze (12) mois de la présente L.I., soit le 31 mars 2017 le Prix de vente sera sujet à l'article 2 b).

b) Advenant que l'Entente d'acquisition forfaitaire et l'Avis de procéder aux travaux ne sont pas signés à l'intérieur d'un délai de six (6) mois de la présente L.I., soit le30 septembre 2016, considérant l'augmentation rapide des coûts des matériaux spécialisés et des services requis, Ecolomondo ajoutera au Prix de vente les augmentations de tous les coûts entre la date de la présente L.I. et de l'Avis de procéder, incluant de façon non-limitative les coûts de main d'œuvre, de matériaux, d'équipement, des pièces, d'ingénierie, de transport, augmentation du taux de change etc. et tout autre frais nécessaire pour construire une usine PDT clé en main.

3. Responsabilités de la coentreprise

Pour l'exécution complète de la Transaction, l'Entente d'acquisition forfaitaire inclura les conditions suivantes.

La coentreprise fournit le terrain et le bâtiment et les travaux devront être effectués en conformité avec les spécifications d'Ecolomondo, lesquelles incluent de façon non-limitative:

i. L'obtention du terrain et des autorisations pour l'utilisation du site aux fins pour lesquels il est destiné;

ii. L'obtention de tous les permis d'opération;

iii. L'obtention des permis de ruissellement des eaux pluviales et de contrôle d'érosion des sols;

iv. L'obtention de tout permis requis pour les décharges d'élimination des polluants;

v. L'obtention d'une entente approvisionnement de gaz propane et la fourniture de réservoir d'entreposage de propane ainsi que tout branchement

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nécessaire jusqu'au point de raccordement, des pressions de pointe des brûleurs spécifiée par Ecolomondo, et d'un débitmètre numérique;

vi. La fourniture des services d'électricité temporaire et permanent, incluant les dessins d'infrastructures et l'installation pour toute extension de ligne/service, sous-station, source d'approvisionnement primaire et compteur, et système de distribution d'électricité sur le site jusqu'aux transformateurs, et incluant ceux-ci;

vii. La fourniture de l'eau en qualité et quantité appropriée, incluant sa source, son entreposage et les lignes d'approvisionnement;

viii. Si cela est requis, le paiement d'un système de traitement d'eau, incluant tout immeuble ou structure requis pour héberger ce système;

ix. La fourniture de la tuyauterie pour la décharge des eaux usées, une fosse septique et une zone de vidange, ou une connexion au réseau municipal des égouts sanitaires selon la règlementation municipale requise pour l'usine;

x. La fourniture et l'entretien des fossés et routes permanentes;

xi. La fourniture ou la construction du bâtiment de traitement;

xii. L'entretien des équipements d'électricité et les pièces de rechanges;

xiii. La fourniture des dessins de la bâtisse;

xiv. La fourniture du système de protection d'incendie requis pour l'usine, incluant tout immeuble ou structure requis pour héberger ce système;

xv. La fourniture, si requise, des plans de localisation et rapport de bornage du terrain, des études géotechniques qui décrivent la condition des sols, des servitudes temporaires ou permanentes, du zonage et toute autre servitude ou condition grevant le terrain.

b) Ecolomondo s'engage à apporter un soutien et une assistance raisonnable à la coentreprise pour l'obtention des permis, autorisations et licences pour les opérations et l'occupation.

c) Advenant qu'un permis soit refusé ou retiré à la coentreprise, suite à son défaut de se conformer aux lois et règlements applicables, Ecolomondo bénéficiera d'une extension

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à son contrat et d'un ajustement au Prix de vente décrit aux articles 2a) et 2b) en fonction de ce refus ou révocation de permis, en plus des autres remèdes disponibles en vertu de l'Entente d'acquisition forfaitaire ou de la loi.

d) Ecolomondo ne sera pas responsable sous aucune considération ou condition d'un site inapproprié ou dégradé, incluant de façon non-limitative les vices cachés, latents, physiques et de conditions des sols. La coentreprise devra corriger la situation immédiatement et Ecolomondo aura droit à un ajustement au Prix de vente pour les frais encourus suite à ces conditions.

4. Responsabilités d'Ecolomondo

a) Ecolomondo s'engage à fournir jusqu'à quatre (4) semaines de formation en français à l'usine de Malartic aux employés de la coentreprise.

b) Ecolomondo accordera des droits d'usage de certaines informations et propriétés intellectuelles à la coentreprise. L'usage de ces droits sera régit par les termes et conditions contenus dans un contrat de licence à être signé par les parties et qui sera intégré en annexe à l'Entente d'acquisition forfaitaire et qui prévoira le paiement par la coentreprise d'une royauté de cinq pourcent (5%) du revenu brut généré par la coentreprise à être payé à Ecolomondo.

c) Ecolomondo fournira à la coentreprise les dessins, spécifications, calculs, données, notes et tout autre matériel et document, incluant le matériel sur support électronique, selon l'Entente d'acquisition forfaitaire. Ce Manuel de travail sera un outil de service et Ecolomondo en conservera toute la propriété intellectuelle, incluant les droits d'auteurs.

d) Sur réception du paiement complet des sommes dues aux termes de l'Entente d'acquisition forfaitaire, Ecolomondo consentira une licence restreinte du Manuel de travail uniquement pour les fins d'utilisation pour les opérations et l'entretien de l'Usine. La licence restreinte d'utilisation ne permettra pas à la coentreprise d'utiliser le Manuel de travail en lien avec des modifications ou agrandissement de l'Usine, cependant rien dans la licence restreinte n'aura pour effet de limiter son utilisation pour la capacité de production telle que spécifiée dans le Manuel de travail et confirmé dans l'Entente d'acquisition forfaitaire.

5. **Conditions générales**

a) Ecolomondo pourra à sa seule discrétion sous-contracter en tout ou en partie les travaux et tâches énumérés ci-après.

b) La coentreprise doit conclure son financement préalablement à l'émission de son Avis de procéder. Le financement est présumé conclu lorsque les documents d'Emprunts sont dûment signés.

c) Les travaux d'Ecolomondo débuteront après la réception de l'Avis de procéder écrit émis par la coentreprise. L'Avis de procéder ne peut pas être émis tant que (1) la coentreprise n'a pas sécurisé un emplacement pouvant accueillir une usine PDT; (2) les permis d'opérations, d'émissions, et toute autre autorisation ou permis local, étatique, provincial ou fédéral applicable n'ont pas été obtenus; (3) la coentreprise n'ait conclu son financement; (4) la coentreprise n'ait remis un certificat d'assurance parapluie ou une copie de police d'assurance nommant Ecolomondo comme co-assurée au montant de 40 000 000 millions de dollars CDN (40 000 000 $ CDN); (5) la coentreprise a souscrit à une assurance responsabilité de dix millions de dollars CDN (10 000 000 $ CDN); (6) la coentreprise est assurée de l'approvisionnement minimal de douze mille (12 000) tonnes de pneus déchiquetés en poudrette de caoutchouc sans résidus de métal ou de contaminants ayant une grosseur de 10 à 20 mesh par année pour une période minimale de cinq (5) ans; (7) Ecolomondo a avisé la coentreprise par écrit de l'acceptation de son Avis de procéder. Advenant que la coentreprise fait défaut de remplir ses obligations pour l'émission de l'Avis de procéder, Ecolomondo pourra à sa seule discrétion mettre fin à l'Entente d'acquisition forfaitaire et Ecolomondo sera immédiatement relevée de toutes ses obligations.

d) La Complétion substantielle des travaux est la date à laquelle une portion substantielle de la construction de l'usine est complétée, au point où l'usine peut traiter son premier lot de copeaux de pneus pour la production de gaz de procédé, d'huile, de noir de carbone et d'acier, comme prévu. Aucune garantie de production n'est donnée au moment de la Complétion substantielle des travaux, cependant à cette date l'usine est en grande partie complétée et en mesure de procéder plus que 50% de sa capacité moyenne prévue de lots de 12 000 livres à raison de trois (3) lots par jour par réacteur.

e) La Complétion substantielle des travaux surviendra au plus tard trois cent soixante-cinq (365) jours suivant la date de l'Avis de procéder.

f) La Fin des travaux sera complétée lorsque la coentreprise aura raisonnablement déterminé que : la Complétion substantielle des travaux a été atteinte telle que décrite dans l'Entente d'acquisition forfaitaire; la coentreprise a acquitté toutes les sommes dues à Ecolomondo; les travaux ont tous été complétés; le site a été nettoyé; la coentreprise a obtenu tous les permis requis; certaines informations ont été remise à

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la coentreprise, incluant un affidavit attestant qu'il n'existe aucun lien sur les équipements, une libération de compensation supplémentaire, un consentement à paiement final et une copie écrite des plans « tel que construit »; les quittances de toute réclamation et lien par Ecolomondo, les fournisseurs et sous-traitants ont été fournis; les tests de performance ont été complétés et réussis. La Fin des travaux surviendra au plus tard cent vingt (120) jours suivant la date de la Complétion substantielle des travaux. Cette période de cent vingt (120) jours entre la Complétion substantielle des travaux et la Fin des travaux sera entièrement consacrée à la finition de l'usine. Pour fins de clarifications, si la Complétion substantielle des travaux est atteinte dix (10) jours plus tôt que la date initialement prévue, le délai de cent vingt (120) jours jusqu'à la Fin des travaux commencera dix (10) jours plus tôt que la date initialement prévue.

g) Ecolomondo démontrera certains critères de garantie de performance par des tests de performance réalisés après la date de Complétion substantielle des travaux mais avant la Fin des travaux. Lesdits tests sont de procéder 3 lots de 12000 livres par jour par réacteur. Les tests d'émissions seront exécutés par une firme externe retenue par Ecolomondo, mais aux frais de la coentreprise. La coentreprise peut à sa discrétion engager sa propre firme externe pour valider les tests exécutés par la firme retenue par Ecolomondo.

h) La coentreprise prendra le contrôle de l'usine après que les tests de performance auront été complétés et acceptés. Les tests de performance seront complétés par le personnel de la coentreprise sous la supervision d'Ecolomondo et devront être réalisés dans un délai de trente (30) jours après que la coentreprise ait été avisée par Ecolomondo que l'usine est prête à être soumise aux tests de performance.

i) Ecolomondo paiera à titre de dommages liquidés la somme quotidienne de dix mille dollars CDN (10 000 $ CDN) pour chaque jour qui excède le délai de cent vingt (120) jours suivant la date de la Complétion substantielle des travaux jusqu'à la date de la Fin des travaux. La responsabilité d'Ecolomondo pour les dommages sera limitée à et ne pourra dépasser un et demi pourcent (1.5%) du Prix de vente.

j) La responsabilité totale d'Ecolomondo, de ses sous-traitants, vendeurs, fournisseurs, agents et employés, envers la coentreprise (ou ses successeurs ou représentants) en lien avec toute réclamation portant sur la construction et l'installation de l'usine PDT, ou sur l'exécution ou la non-exécution des obligations d'Ecolomondo découlant de l'Entente d'acquisition forfaitaire, de nature contractuelle ou non-contractuelle (incluant la négligence), par faute ou autrement, ne pourra en aucun temps excéder le plus grand de : (1) cinq pourcent (5%) du Prix de vente, ou (2) le montant de la couverture d'assurance disponible pour couvrir la réclamation ou la responsabilité en vertu de

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toute police d'assurance fournie par Ecolomondo suivant l'Entente d'acquisition forfaitaire.

k) La période de garantie des travaux effectués en vertu de l'Entente d'acquisition forfaitaire couvrira un an après la date de la Complétion substantielle des travaux. La garantie ne couvrira pas les défauts occasionnés par l'usure abusive, les modifications ou le défaut d'entretien. La période de garantie sera allongée d'une journée pour chaque jour qu'une pièce sous garantie ne fonctionne pas.

l) La coentreprise déposera en fidéicommis chez le notaire d'Ecolomondo la somme forfaitaire de quinze pourcent (15%) du Prix de vente à titre de frais de mobilisation, jusqu'à l'exécution complète de l'Entente d'acquisition forfaitaire. Chacun des partenaires de la coentreprise sera responsable de couvrir sept et demi pourcent (7.5%) des frais de mobilisation. Ces frais et le dépôt de sécurité seront déduits du Prix de vente.

m) Ecolomondo demandera les paiements et la coentreprise paiera Ecolomondo selon les procédures suivantes:

   i. Suite à l'Avis de procéder, Ecolomondo soumettra sa Demande de paiement à la coentreprise le ou vers le 25ième jour de chaque mois. Sauf pour la première Demande de paiement, Ecolomondo soumettra avec chaque Demande de paiement les quittances des travaux exécutés pour la période qui précède la Demande de paiement et pour lesquels le paiement a été reçu.

   ii. La Demande de paiement par Ecolomondo constitue en elle-même la représentation à l'effet que les travaux ont été exécutés et progressent conformément aux Documents de transaction jusqu'au niveau réclamé par la Demande de paiement. Ecolomondo n'est pas tenue de fournir à la coentreprise d'autres documents à l'appui de sa Demande de Paiement. L'avancement des travaux sur le site par rapport à la Demande de paiement sera preuve suffisante à la coentreprise de l'exactitude de la Demande de paiement. Le tableau de déboursés progressifs a pour but de sous-diviser les travaux à accomplir en parts respectives, d'inclure les valeurs de tous les éléments des travaux à exécuter et des équipements achetés ou livrés, et de servir de base pour l'évolution des paiements progressifs mensuels.

   iii. La Demande de paiement peut inclure le paiement pour des équipements et des matériaux qui n'ont pas encore été intégrés aux travaux seulement si la coentreprise est raisonnablement satisfaite que les équipements et matériaux

sont entreposés convenablement sur le site ou ailleurs et sont protégés par une assurance suffisante. Sur réception du paiement, la coentreprise recevra les titres de propriété se rattachant de ces équipements et matériaux.

iv. La coentreprise effectuera le paiement dans les dix (10) jours suivant la réception de la Demande de paiement. La coentreprise autorisera Ecolomondo à se faire payer directement par son prêteur. Tout défaut de paiement portera intérêts au taux de dix-huit pourcent (18%) par année à compter de la cinquième journée qui suit la date à laquelle le paiement était dû. Le défaut d'effectuer un paiement accorde à Ecolomondo le droit de mettre fin aux travaux unilatéralement.

v. Advenant que la coentreprise désire contester toute portion de la Demande de paiement, elle devra en aviser Ecolomondo par écrit dans un délai de cinq (5) jours de la réception de la Demande de paiement. Cet avis de contestation doit spécifier les montants contestés par la coentreprise, la raison et la référence contractuelle qui lui fait contester ce montant, et les mesures correctives qu'Ecolomondo doit apporter pour satisfaire les préoccupations de la coentreprise. Nonobstant la contestation d'une partie de la Demande de paiement, la coentreprise doit acquitter la somme totale de la Demande de paiement avant la date d'échéance du paiement. Advenant que la contestation soit valide et qu'Ecolomondo ne la conteste pas, la coentreprise pourra déduire le montant approprié de son paiement.

vi. Si la contestation demeure non résolue, la retenue sur les déboursés progressifs en vertu de l'Entente d'acquisition forfaitaire ne pourra en aucun temps dépasser dix pourcent (10%) du Prix de vente. La coentreprise pourra retenir dix pourcent (10%) de chaque paiement progressif jusqu'à concurrence du montant contesté, pourvu que ce montant ne dépasse pas dix pourcent (10%) du Prix de vente. La coentreprise ne pourra pas retenir de sommes additionnelles de ses paiements. Lors de l'achèvement des tests de performance, la coentreprise devra libérer les sommes retenues et les intérêts dus s'il y a lieu, moins les montants pour lesquels les quittances ou renonciations de liens provenant de sous-traitants n'ont pas encore été obtenus et toute autre somme en contestation en vertu de l'article 5 m paragraphes (v) et (vi). Les parties conviennent que si des sommes sont toujours contestées à la Fin des travaux, elles procèderont par arbitrage final au lieu du domicile d'Ecolomondo.

vii. Dans le cas d'un arbitrage, la coentreprise devra déposer les sommes en contestation dans le compte en fidéicommis du conseiller juridique

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d'Ecolomondo jusqu'à ce que la décision finale d'arbitrage soit rendue par l'Arbitre. La décision ainsi rendue sera finale et sans appel.

viii. A la Fin des travaux, Ecolomondo enverra à la coentreprise une Demande de paiement finale, incluant les sommes retenues. La coentreprise devra acquitter cette demande de paiement à l'intérieur d'un délai de trente (30) jours de sa réception. Le défaut par la coentreprise d'effectuer le paiement final dans le délai imparti rendra nulles et caduques toutes les garanties, expresses et implicites, et fournies par Ecolomondo.

n) Les « Cas Fortuit et Forces Majeures » désignent toute cause ou évènement qui est hors du contrôle raisonnable et sans la faute, l'intervention ou la négligence de la partie qui invoque le Cas fortuit, incluant de façon non-limitative: une urgence, une inondation, un tremblement de terre, un ouragan, une tornade, des conditions climatiques extrêmes qui ne peuvent être raisonnablement anticipées, ou des cas de force majeure; le sabotage, le vandalisme au-delà de ce qui pouvait être raisonnablement prévu par la partie qui l'invoque à titre de force majeure, des actes terroristes, la guerre, une émeute, un feu, une explosion, une insurrection, une grève, un ralentissement de travail (et ce même si le conflit pourrait être évité en concédant aux demandes du regroupement de travailleurs), les difficultés économiques, les délais dans la livraison de matériel ou d'équipement qui sont hors du contrôle de la partie qui invoque la force majeure, et l'action ou l'inaction des autorités gouvernementales après la date effective de l'Entente d'acquisition forfaitaire (incluant l'adoption d'un changement de loi, règlement ou contrainte environnementale légitimement imposé par une autorité gouvernementale), mais seulement dans les cas où l'action ou l'inaction des instances empêche ou freine l'accomplissement des obligations, et l'incapacité, et ce en dépit d'une vérification diligente pour obtenir les permis, autorisations et licences requises des autorités gouvernementales.

o) Advenant qu'Ecolomondo soit retardé à tout moment au début des travaux ou durant ceux-ci à cause de délais dans la livraison ou la non-disponibilité de matériaux essentiels ou de main d'œuvre, et ce dû à une fluctuation économique importante de l'industrie ou une perturbation hors du contrôle et sans la faute d'Ecolomondo ou de ses sous-traitants, qui touche ou est anticipée pour certains marchés qui fournissent des matériaux essentiels, de l'équipement ou de la main d'œuvre, et que cette fluctuation ou perturbation a un impact négatif sur le prix, la disponibilité et le temps de livraison des matériaux essentiels et équipements, alors Ecolomondo pourra bénéficier d'une extension de délai équitable correspondant au même délai que celui qu'Ecolomondo encourt. Ecolomondo ne sera pas responsable envers la coentreprise des coûts, pertes ou dommages, dus au délai encouru ou à la non-disponibilité de matériaux essentiels ou main d'œuvre résultant d'une telle fluctuation ou perturbation.

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6. **Exclusivité, non sollicitation ou négociations.** Durant le terme de la présente L.I., la coentreprise, ses filiales, ses actionnaires, ses membres ou autres détenteurs d'équité, ainsi que ses dirigeants, agents et employés, devront s'abstenir de directement ou indirectement solliciter ou négocier avec toute tierce partie en vue d'obtenir les services, processus ou équipements visés par la présente L.I., à moins d'avoir obtenu préalablement le consentement écrit et express de Ecolomondo.

7. **Frais d'engagement.** À la signature de la présente L.I., la Compagnie paiera à Ecolomondo la somme de cent vingt-cinq mille dollars USD à titre de frais d'engagement non remboursable (ci-après les "Frais d'engagement"). Les Frais d'engagement seront déduits de la part de la Compagnie dans le Prix de vente. Advenant que la coentreprise décide de ne pas procéder à la transaction, ou que les Documents de transaction ne sont pas signés et livrés au plus tard le 30 mars 2017 ou que la coentreprise ne fournit pas un Avis de procéder dans un délai raisonnable en vertu de l'Entente d'acquisition forfaitaire, les Frais d'engagement transférés à Ecolomondo le sont à titre de dommages liquidés et la coentreprise n'a pas droit à aucun crédit ou remboursement. Le défaut de la coentreprise de payer les Frais d'engagement lors de la signature de la présente L.I. rendra immédiatement celle-ci nulle et caduque sans aucune autre formalité.

8. **Confidentialité**. La coentreprise devra conserver confidentielle et utiliser seulement aux fins de compléter la Transaction toute information confidentielle qui lui est dévoilée. La coentreprise pourra cependant divulguer à ses prêteurs, leurs agents, les investisseurs potentiels, les conseillers et/ou consultants, les informations raisonnablement requises pour qu'ils puissent conseiller la coentreprise sur la Transaction, pourvu qu'ils soient avisés au préalable que ladite information est de nature confidentielle et qu'ils s'engagent à ce que cette information demeure confidentielle. Aux fins des présentes, le terme « information confidentielle » désigne: (i) toute information concernant la Transaction, incluant celle sur Ecolomondo et sa technologie et celle sur les termes de la Transaction qui est négociée entre la coentreprise et Ecolomondo, et (ii) toute information que la coentreprise peut directement ou indirectement acquérir concernant Ecolomondo, cependant l'information confidentielle n'inclura pas l'information qui tombe dans les catégories suivantes:
   a) Toute information qui est déjà du domaine publique au moment où elle est divulguée;
   b) Toute information qui, après leur dévoilement, fait partie du domaine public autrement que par entrave à la présente entente ou obligation de confidentialité;
   c) Toute information que la coentreprise a obtenue d'une tierce partie qui avait le droit de dévoiler cette information;
   d) Toute information qui est disponible par recherche indépendante sans utilisation ou accès à l'information confidentielle acquise d'Ecolomondo.

m.P. N

La coentreprise sera réputée avoir rempli son obligation de confidentialité à l'égard de l'information confidentielle si elle fait usage des mêmes soins et précautions que pour protéger sa propre information confidentielle. L'information confidentielle qui est divulguée suite à une ordonnance judiciaire ou d'une autorité gouvernementale n'est pas considérée comme ayant été divulguée en contravention avec la présente entente. Cependant, si la coentreprise doit déposer les Documents de transaction en tout ou en partie à une autorité gouvernementale, elle en avisera Ecolomondo avant de fournir la documentation et demandera que les documents soient traités de façon confidentielle avant d'en faire le dépôt. Ecolomondo devra assumer ses propres frais juridiques pour faire respecter la confidentialité de la Transaction. Les obligations de la coentreprise en vertu de la présente clause survivra l'expiration ou la terminaison de la présente L.I. et demeurera une obligation légale pour la coentreprise pour une période de cinq (5) ans suivant la date la plus tardive entre la terminaison de la présente L.I. et le moment de ou l'usine est achevée selon les Documents de transaction.

9. **Publicité**. La coentreprise, ses filiales, actionnaires, sous-traitants, vendeurs, ou ses dirigeants, représentants, agents ou employés, n'émettront ou ne diffuseront pas de communiqué de presse ou de publicité, ou ne distribueront, annonceront ou diffuseront pas quelque information pour publication concernant la Transaction, l'existence de négociations entre Ecolomondo et la coentreprise, la participation d'Ecolomondo à la Transaction, ou toute autre information touchant Ecolomondo, sans avoir obtenu préalablement la permission écrite d'Ecolomondo. Le consentement d'Ecolomondo peut être refusé sans qu'une justification ne soit donnée, sauf si la publication est nécessaire en vertu des lois et réglementations d'une autorité gouvernementale ou d'une ordonnance judiciaire. Les Parties conviendront conjointement du moment et du contenu de toute divulgation publique par la coentreprise, incluant de façon non-limitative les communiqués de presse, et tout autre type de communiqué concernant l'implication d'Ecolomondo dans le projet de coentreprise. Les Parties conviennent qu'aucune divulgation ne pourra être émise sans le consentement exprès préalable d'Ecolomondo, sauf si requis par une loi applicable.
10. **Exonération de dommages.** En aucun cas Ecolomondo ou la coentreprise ne sera redevable ou responsable envers l'autre partie à la présente L.I., pour les activités découlant de la présente L.I. ou pour la réclamation directe ou indirecte de dommages de quelque nature que ce soit, incluant les dommages circonstanciels, spéciaux ou incidents (incluant de façon non-limitative les pertes de revenus ou de profits, les pertes d'usage, le coût de remplacement, le coût en capital ou une réclamation par un client, les frais d'intérêts ou l' augmentation de coûts de quelque nature que ce soit).

11. **Effets juridiques**. Bien que la présente L.I. ne renferme pas tous les éléments nécessaires à l'élaboration complète de la Transaction projetée, Ecolomondo et la coentreprise désirent énoncer avant la signature des Documents de transaction les termes et conditions matérielles qu'ils ont mutuellement convenus pour la Transaction. Chacune

des Parties s'engage à négocier de bonne foi dans le but de signer les Documents de transaction de façon définitive et juridiquement contraignante, contenant entre autres les termes et conditions convenus dans la présente L.I., incluant de façon non-limitative les termes et conditions qui se retrouvent aux articles 2, 3 et 4 de la présente L.I.. Cependant, sauf si spécifié aux présentes, aucune clause de la présente L.I. ne constitue ou ne peut être interprétée comme étant une promesse, une garantie ou toute autre forme d'engagement envers la coentreprise concernant la date de début de construction de l'usine, ou de façon non-limitative de toute date de préparation de ciment, d'horaires de déploiement, ou la livraison de l'usine PDT, ou la reconnaissance à la coentreprise d'un droit, privilège ou réclamation à l'égard de quelque droit, privilège ou réclamation concernant l'horaire de construction prévu par Ecolomondo.

12. **Option de la Compagnie.** Les Parties conviennent que pendant la période de vigueur de la présente L.I. et avant la signature de l'Entente d'acquisition forfaitaire (ci-après la « Période intérimaire »), la Compagnie bénéficie d'une option de racheter la part de propriété de 50% de la coentreprise détenue par Ecolomondo conditionnellement à ce que la Compagnie assume seule toutes les obligations de la coentreprise, incluant celles qu'Ecolomondo devait assumer, et rembourse toutes les sommes déjà investies. Cette option est valide durant la Période intérimaire seulement. La Compagnie devra aviser Ecolomondo par écrit de son intention de se prévaloir de cette option au moins trente (30) jours avant la signature de l'Entente d'acquisition forfaitaire. L'avis devra être accompagné d'une lettre d'intention à cet effet et du dépôt d'une somme à être fixé par les Parties.

13. **Négociation de l'entente finale**. Les Documents de transaction contiendront des termes et conditions raisonnables concernant les mainlevées, le paiement des obligations, la coopération pour la structure et la planification fiscale, les autres affaires financières, les avis juridiques, la confidentialité, les limites de responsabilité, la cession de l'entente, la résolution de conflits, les cas de défaut, es remèdes, les représentations et garanties, l'indemnisation et toute autre clause usuelle dans de telles transactions. Les délais définis dans la présente L.I. sont des délais de rigueur, qui ne peuvent modifiés que par écrit, et accepté par les deux parties.

14. **Terminaison**. La présente L.I. prendra fin le 30 septembre 2016 à moins que n'aient été convenus et déterminés mutuellement le dessin de base et la grosseur de l'usine, de même qu'un site spécifique ou des sites, et qu'un minimum de quinze pourcent (15%) du capital requis soit déjà levé. Les Parties peuvent convenir mutuellement de repousser la date de terminaison de la présente L.I., pourvu que cet accord soit signé des deux parties. A défaut d'une telle entente écrite, la L.I. deviendra nulle et non-avenue:
   a) Si l'Entente d'acquisition forfaitaire n'est pas signée au plus tard le 30 mars 2017 ;
   b) Si les Documents de transaction ne sont pas signés et livrés dans un délai raisonnable.

M.P. | M

15. **Loi applicable**. La présente L.I. ainsi que la Transaction sont régis par les lois applicables dans la Province de Québec et au Canada, sans égards aux règles applicables en matière de conflits des lois ou aux choix de lois applicables. De plus les parties conviennent que tout différent ou litige lié à la présente L.I., sera soumis à la juridiction exclusive des tribunaux compétents de la province de Québec dans le district de Montréal.

16. **Dépenses**. À moins d'entente à l'effet contraire entre Ecolomondo et la coentreprise, chaque Partie est responsable de ses dépenses concernant la négociation et la clôture de la Transaction projetée.

17. **Indemnisation.** Chaque Partie indemnisera, défendra et prendra faits et causes pour l'autre Partie, ses agents, directeurs, administrateurs, employés, et filiales à l'encontre de toute réclamation, perte, responsabilité, dommages, dépenses (incluant les frais raisonnables d'avocats et de consultants), pénalités ou amendes de quelque nature découlant ou en rapport avec la présente L.I. découlant de toute négligence, fausse représentation, fraude, faute ou faute lourde de la Partie fautive.

18. **Cession, engagement, bénéfice.** La présente L.I. est au bénéfice des Parties et les lie, de même que leurs héritiers, mandataires, représentants légaux, successeurs et ayants droits. Aucune disposition de la présente L.I. ne peut être interprétée, expressément ou implicitement, de façon à conférer à une personne autre que les Parties et leurs successeurs respectifs des droits, remèdes, obligations ou responsabilités stipulés en vertu de la présente L.I. La présente L.I. ne peut être cédée ou transférée sans le consentement écrit préalable de l'autre Partie.

19. **Exécution.** Les Parties conviennent de signer et livrer tout autre instrument, avis et document juridique, et de réaliser tout acte non contraire aux clauses de la présente L.I. qui pourrait raisonnablement être nécessaire pour que les Parties puissent donner effet aux dispositions de la présente L.I. et réaliser ses objectifs.

20. **Modifications.** Les Parties conviennent que toute modification à la présente L.I. devra être faite par écrit. Les modifications seront en vigueur seulement après avoir été signées par toutes les Parties.

21. **Intégralité de l'entente**. La présente L.I. renferme l'entente intégrale conclue entre les Parties à l'égard de la Transaction envisagée et elle remplace toute entente, convention ou discussion précédente entre les Parties (verbales ou écrites).

22. **Non représentation, garanties et engagements**. Nonobstant toute disposition à l'effet contraire, Ecolomondo ne fait aucune représentation et n'émet aucune garantie ou engagement de quelque nature que ce soit en rapport avec le design, l'ingénierie ou la cédule de construction, les projections et estimés budgétaires livrés à ou préparés pour la

MP

ECOLOMONDO
LETTRE D'INTENTION

coentreprise, de même que pour les revenus futurs, dépenses ou frais d'opérations, résultats d'opérations (ou toute composante) ou les affaires futures et les opérations de la coentreprise, ni aucun autre engagement ou assurance sauf tel que stipulés dans les Documents de transaction.

23. **Copies originales**. La présente L.I. peut être signée en une ou plusieurs copies originales, conférant à chaque exemplaire les mêmes effets que ceux conférés à un document original. Les signatures transmises par télécopieur ou autres soutiens électroniques lient les parties et ont les mêmes effets que les signatures originales, et les Parties reconnaissent qu'un document comportant la signature originale de chacune des Parties leur sera remis.

Si la présente L.I. représente fidèlement votre compréhension de nos discussions et vous est acceptable, veuillez signer les deux exemplaires et nous en retourner un à : Ecolomondo Corporation Inc., 3435 Pitfield Blvd., St. Laurent, Quebec, Canada H4S 1H7.

Acceptée le 31-March 2016

Ecolomondo Corporation Inc.

Par: Elio Sorella

Acceptée le 25 mars 2016

COMPAGNIE
CVE ABITIBI INC.

MARC PÉRIGNY Chef de la Direction
représentant autorisé

Accepté par tous les membres de la coentreprise à être formée

Ecolomondo Corporation Inc.

Par: Elio Sorella
Représentant autorisé

CVE ABITIBI INC.

Par :Marc Périgny
Représentant autorisé

M.P.

ANNEXE A

DESCRIPTION DE L'USINE

Une usine clé en main de réacteurs inclus les équipements et l'installation des équipements listés ci-après.

- Installation de 2 réacteurs
- Système de condensation
- Système de tours de refroidissement
- Pompes pour gaz
- Pompes pour huile
- Système de brûleurs
- Système fermé de traitement d'eau
- Réservoirs d'entreposage de gaz
- Toute l'instrumentation
- Automatisation
- Torchère et système de sécurité
- Un déchiqueteur avec la capacité de déchiqueter 12 000 tonnes de pneus (voitures ou camions) par année
- Traitement de noir de carbone
- Équipement de manutention des matériaux